Offerings - Offering: 1	Sep. 26, 2025 USD ($) shares
Offering:
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	1,650,000,000
Proposed Maximum Offering Price per Unit | shares	1
Maximum Aggregate Offering Price | $	$ 1,650,000,000
Fee Rate	0.01531%
Amount of Registration Fee | $	$ 252,615
Offering Note
(1)
The Deferred Compensation Obligations being registered are general unsecured obligations of Apple Inc. to pay deferred compensation in the future in accordance with the terms of the Apple Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”).

(2)
Estimated solely for purposes of calculating the registration fee. The registration fee has been calculated in accordance with Rule 457(h) of the Securities Act of 1933, as amended, based upon an estimate of the amount of compensation participants may defer under the Deferred Compensation Plan.